FOR IMMEDIATE RELEASE	January 31, 2018
Contact: Nelli Madden 732-577-9997

UMH PROPERTIES, INC. ANNOUNCES TAX TREATMENT FOR 2017 DISTRIBUTIONS

FREEHOLD, NJ, JANUARY 31, 2018……UMH Properties, Inc. (NYSE:UMH) today announced the tax treatment of its 2017 distributions.

The following tables summarize, for income tax purposes, the nature of cash distributions paid to stockholders of UMH’s common and preferred shares during the calendar year ended December 31, 2017.

Common - CUSIP 903002103

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/17	$0.180000	$0.000000	$0.000000	$0.000000	$0.180000
6/15/17	$0.180000	$0.000000	$0.000000	$0.000000	$0.180000
9/15/17	$0.180000	$0.000000	$0.000000	$0.000000	$0.180000
12/15/17	$0.180000	$0.000000	$0.000000	$0.000000	$0.180000
TOTAL	$0.720000	$0.000000	$0.000000	$0.000000	$0.720000

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/17	$0.180000	0%	0%	0%	100%
6/15/17	$0.180000	0%	0%	0%	100%
9/15/17	$0.180000	0%	0%	0%	100%
12/15/17	$0.180000	0%	0%	0%	100%
TOTAL	$0.720000	0%	0%	0%	100%

Page | 2

8.25% Series A Cumulative Redeemable Preferred - CUSIP 903002202

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/17	$0.515625	$0.164716	$0.046068	$0.000000	$0.304841
6/15/17	$0.515625	$0.164716	$0.046068	$0.000000	$0.304841
9/15/17	$0.515625	$0.164716	$0.046068	$0.000000	$0.304841
12/15/17	-	-	-	-	-
TOTAL	$1.546875	$.494148	$0.138204	$0.000000	$0.914523

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/17	$0.515625	31.944846%	8.934392%	0%	59.120762%
6/15/17	$0.515625	31.944846%	8.934392%	0%	59.120762%
9/15/17	$0.515625	31.944846%	8.934392%	0%	59.120762%
12/15/17	-	-	-	-	-
TOTAL	$1.546875	31.944846%	8.934392%	0%	59.120762%

8.0% Series B Cumulative Redeemable Preferred - CUSIP 903002301

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/17	$0.500000	$0.159724	$0.044672	$0.000000	$0.295604
6/15/17	$0.500000	$0.159724	$0.044672	$0.000000	$0.295604
9/15/17	$0.500000	$0.159724	$0.044672	$0.000000	$0.295604
12/15/17	$0.500000	$0.159724	$0.044672	$0.000000	$0.295604
TOTAL	$2.000000	$0.638896	$0.178688	$0.000000	$1.182416

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/17	$0.500000	31.944846%	8.934392%	0%	59.120762%
6/15/17	$0.500000	31.944846%	8.934392%	0%	59.120762%
9/15/17	$0.500000	31.944846%	8.934392%	0%	59.120762%
12/15/17	$0.500000	31.944846%	8.934392%	0%	59.120762%
TOTAL	$2.000000	31.944846%	8.934392%	0%	59.120762%

Page | 3

6.75% Series C Cumulative Redeemable Preferred - CUSIP 903002400

Shown as Dollars ($)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long- Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/17	-	-	-	-	-
6/15/17	-	-	-	-	-
9/15/17	$0.168750	$0.053907	$0.015077	$0.000000	$0.099766
12/15/17	$0.421875	$0.134767	$0.037692	$0.000000	$0.249416
TOTAL	$0.590625	$0.188674	$0.052769	$0.000000	$0.349182

Shown as a Percentage (%)
Payment Date	Distributions Per Share	Non-Qualifying Ord. Income (1a)	Total Long-Term Capital Gain (2a)	Unrecaptured Sec. 1250 Gain (2b)	Return of Capital (3)
3/15/17	-	-	-	-	-
6/15/17	-	-	-	-	-
9/15/17	$0.168750	31.944846%	8.934392%	0%	59.120762%
12/15/17	$0.421875	31.944846%	8.934392%	0%	59.120762%
TOTAL	$0.590625	31.944846%	8.934392%	0%	59.120762%

DIVIDEND REINVESTMENT PLAN DISCOUNTS

Common - CUSIP 903002103

DISCOUNT DATE	FAIR MARKET VALUE ($)	DISCOUNT PRICE ($)	DISCOUNT ON D/R ($)
1/17/2017	14.140	13.625	0.515
2/15/2017	14.205	13.875	0.330
3/15/2017	14.075	13.375	0.700
4/17/2017	15.385	14.625	0.760
5/15/2017	16.255	15.750	0.505
6/15/2017	17.325	16.500	0.825
7/17/2017	16.515	15.875	0.640
8/15/2017	15.355	14.625	0.730
9/15/2017	15.825	15.125	0.700
10/16/2017	15.865	15.125	0.740
11/15/2017	14.915	14.375	0.540
12/15/2017	14.840	14.250	0.590

Shareholders are encouraged to consult with their tax advisors as to the specific tax treatment of the distributions they received from the Company.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 112 manufactured home communities with approximately 20,000 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan and Maryland. In addition, the Company owns a portfolio of REIT securities.

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